Events After Reporting Period	12 Months Ended
Dec. 31, 2024
Events After Reporting Period
Events After Reporting Period

Note 30

Events After Reporting Period

Delivery of M-Class vessel

On 31 January 2025, the Company took delivery of the sixth vessel in its fleet, Wind Maker, which was delivered at the Hanwha Ocean Shipyard in Korea. Additionally, on 23 January 2025, the Company drew down half of the M-Class Facility to pay the last instalment amounted to approximately EUR 212 million.

Utilisation Request under P-Class Facility

On 17 March 2025, the Company requested the utilisation of EUR 211 million under the P-Class Facility to finance the final instalment for the second P-Class Vessel, which is expected to be delivered imminently.

A-Class Facility signed

On 21 March 2025, Cadeler and two of its subsidiaries, Wind Ally Limited and Wind Ace Limited, entered into a Sinosure-backed Green Term Loan Facility of up to EUR 575 million (with a 12 year tenor) (the “A-Class Facility”) with a group of banks led by DNB and supported by Credit Agricole, CIC, HSBC, KfW-IPEX, OCBC, Rabobank, Santander, Société Générale, Sparebank 1 SR-Bank and Standard Chartered Bank, to finance the purchase of the first two of the Cadeler Group’s three A-Class Vessels. The terms of the A-Class Facility are substantially identical to those of the P-Class Facility and the M-Class Facility, except that the effectiveness of the A-Class Facility is contingent upon the receipt by the lenders thereunder of written confirmation from Sinosure, prior to May 31, 2025, that each of the insurance policies to be issued by Sinosure in connection with such facility are approved for issuance. Sinosure has issued a letter indicating its intention to obtain such approval and the Cadeler Group’s management expects to receive the relevant written confirmation and to confirm the effectiveness of the A-Class Facility prior to May 31, 2025.